UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2023

NextPlay Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-38402	26-3509845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, 4th Floor, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NXTP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

NextPlay Technologies, Inc., a Nevada corporation (the “Company”) is filing this Current Report on Form 8-K to correct certain disclosures included in that Annual Report on Form 10-K for the year ended February 28, 2022 (the “Annual Report”), filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2022.

The Annual Report contains the following misstatements on page 57:

Since April 2017, Ms. Boonyawattanapisut has been serving as the Managing Director of Axion Games, Inc., an online video gaming and technology company, and leads the content investment arm of Axion Games, Inc. She has also been serving as the Chief Executive Officer and Chairperson of the Board at True Axion Interactive, a game studio formed via a joint venture with True Corporation, a major Thai telecommunication company, since she co-founded it in March 2017.

The foregoing language was inaccurate as of the date that the Annual Report was filed with the SEC, and should be replaced in its entirety by the following language, which has been included in the Company’s filings with the SEC, where applicable, since filing of the Annual Report:

Previously, from April 2017 to January 2021, Ms. Boonyawattanapisut served as the Managing Director of Axion Games, Inc., an online video gaming and technology company, where she lead the content investment arm of Axion Games, Inc. She also served as the Chief Executive Officer and Chairperson of the board of directors at True Axion Interactive, a game studio formed via a joint venture with True Corporation, a major Thai telecommunication company, from the time she co-founded it in March 2017 to January 2021.

This Current Report on Form 8-K is being filed solely to make the above corrections to the disclosures included in the Annual Report, and shall not impact any other disclosures included in the Annual Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAY TECHNOLOGIES, INC.

Date: May 4, 2023	By:	/s/ Nithinan Boonyawattanapisut
		Name:	Nithinan Boonyawattanapisut
		Title:	Chief Executive Officer